UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): April 26, 2012

 Commission File Number 0-17071

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 26, 2012 First Merchants Corporation issued a press release to report its financial results for the first quarter ended March 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K,  including  Exhibit No. 99.1  hereto,  shall not be deemed  "filed"  for  purposes  of Section 18 of the Securities  Exchange Act of 1934, as amended,  or otherwise subject to liability of  that  section.   The  information  in  this  Current  Report  shall  not  be incorporated  by  reference  into any filing or other  document  pursuant to the Securities  Act of 1933,  as amended,  except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

                      Exhibit 99.1      Press Release, dated April 26, 2012, issued by First Merchants Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      First Merchants Corporation
                               (Registrant)

                               By: /s/ Mark K. Hardwick
                               Mark K. Hardwick
                               Executive Vice President and Chief Financial Officer
                               (Principal Financial and Principal Accounting Officer)

Dated: April 26, 2012

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Press Release, dated April 26, 2012, issued by First Merchants Corporation